Income Taxes (Details) - Schedule of reconciliations of the statutory income tax rate - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Schedule of Reconciliations of the Statutory Income Tax Rate [Abstract]
Net income before provision for income taxes		$ 26,853	$ 36,328	$ 50,632
PRC statutory tax rate		25.00%	25.00%	25.00%
Income tax at statutory tax rate		$ 6,713	$ 9,082	$ 12,658
Expenses not deductible for tax purpose		11	96	297
Changes in valuation allowance		567		6
Effect of warrant liability revaluation		16	(203)	(4,928)
Effect of preferential tax rates granted to the PRC entities	[1]	(6,894)	(7,999)	(6,360)
Income tax expense		$ 413	$ 976	$ 1,673
Effective income tax rate		1.54%	2.69%	3.30%

[1]	The Company’s subsidiary Horgos, Horgos Glory Prosperity, Horgos Glary Wisdom were eligible to be exempted from income tax from 2017 to 2020, and enjoy a preferential income tax rate of 15% that are expected to last from 2021 to 2025. Horgos Technology is eligible to be exempted from income tax from 2020 to 2024. Beijing Leshare was recognized as a high-tech enterprise and received a preferential income tax rate of 15%. For the years ended December 31, 2020, 2021 and 2022, the tax saving as the result of the favorable tax rate amounted to $6,360, $7,999 and $6,894, respectively, and per share effect of the favorable tax rate were $0.12, $0.12 and $0.10.